UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2013

CFS BANCORP, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Indiana	000-24611	35-2042093
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
707 Ridge Road Munster, IN		46321 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (219) 836-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders

On October 29, 2013, CFS Bancorp, Inc. (“CFS”) held a special meeting of its shareholders (the “Special Meeting”) pursuant to which its shareholders approved (i) the Agreement of Reorganization and Merger between First Merchants Corporation (“First Merchants”) and CFS and the transactions contemplated thereby, pursuant to which CFS will merge with and into First Merchants (the “Merger”), and (ii) in a non-binding advisory vote, the compensation payable to CFS’ named executive officers in connection with the Merger.  Set forth below are the voting results for the proposals submitted to a vote at the Special Meeting.

1.	Proposal to approve the Agreement of Reorganization and Merger dated May 13, 2013 between First Merchants and CFS, and to approve the transactions contemplated thereby (the “CFS Merger Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,524,135	396,814	159,310	0

2.	Proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the CFS Merger Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,499,461	507,958	72,840	0

3.	Proposal to approve, in a non-binding advisory vote, the compensation payable to CFS’ named executive officers in connection with the CFS Merger Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,730,511	2,088,370	261,378	0

On October 30, 2013, First Merchants and CFS received the last of all required regulatory approvals necessary to consummate the Merger, including the approval of the Federal Reserve System and the Office of the Comptroller of the Currency.  Consummation of the Merger may not be completed prior to the expiration of the applicable Department of Justice waiting period.  First Merchants and CFS currently anticipate closing the Merger mid-November 2013, subject to customary closing conditions.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions.  Such forward-looking statements include, but are not limited to, statements concerning the timing of the business combination transaction involving First Merchants and CFS.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which can change over time, and are subject to factors that could cause actual results to differ materially from such forward-looking statements, including, without limitation, First Merchants’ and CFS’ ability to satisfy the closing conditions to the Merger on the expected terms and schedule and other unanticipated delays in closing the Merger.  Forward-looking statements speak only as of the date they are made and CFS assumes no duty to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2013	CFS BANCORP, INC. (Registrant) By: /s/Jerry A. Weberling Name: Jerry A. Weberling Title: Executive Vice President and Chief Financial Officer